Exhibit 10.30

EXECUTION COPY

Form of U.S. Pledge Agreement among Deedtask Limited,
Creditscheme Limited and Wachovia Bank, N.A. dated as of December 23, 2002

U.S. PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this “Agreement”) dated as of December 23, 2002, is among the companies listed on the signature pages hereof and such other persons or entities which from time to time become parties hereto as pledgors (collectively the “Pledgors” and individually each a “Pledgor”) and WACHOVIA BANK, N.A. in its capacity as administrative agent for the Lenders referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, of even date herewith Hollinger International Publishing Inc. (“Publishing”), Telegraph Group Limited (“TGL”) and First DT Holdings Limited (“FDTH”, together with Publishing and TGL each a “Borrower” and collectively, the “Borrowers”), entered into the Fifth Amended and Restated Credit Agreement (together with all amendments and other modifications, if any, from time to time made thereto, the “Amended and Restated Credit Agreement”), with various financial institutions (together with their respective successors and assigns, collectively the “Lenders” and each individually a “Lender”), the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc., as Syndication Agent and General Electric Capital Corporation, as Documentation Agent, pursuant to which the Lenders agreed to make various credit extensions to the Borrowers.

          WHEREAS, of even date herewith the Pledgors executed a Guaranty (as amended or otherwise modified from time to time, the “U.K. Guaranty”) and, by virtue of such execution, have guaranteed in favor of the Administrative Agent and the other Secured Parties, the obligations of TGL and FDTH (together, the “U.K. Borrowers”) under the Amended and Restated Credit Agreement. The obligations of the Pledgors under the U.K. Guaranty are, inter alia, to be secured pursuant to the terms of this Agreement.

          NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to any of the U.K. Borrowers, under or in connection with the Amended and Restated Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

Collateral - see Section 2 hereof.

Default means the occurrence of any Event of Default (as defined in the Amended and Restated Credit Agreement).

Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

U.S. Pledge Agreement

          Liabilities means all obligations (monetary or otherwise) of each Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, whether or not such obligations were originally owed to the Secured Parties, which arise out of or in connection with the U.K. Guaranty, this Agreement, any other Loan Document or any other document or instrument executed in connection herewith or therewith (including any Hedging Agreement (as defined in the Amended and Restated Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

          Loan Document has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Maker means the maker of any of the Subsidiary Notes or other chattel paper representing any or all of the Collateral.

          Secured Parties has the meaning assigned to such term in the U.K. Guaranty.

          Subsidiary has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Subsidiary Notes has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Subsidiary Security Agreements has the meaning assigned to such term in the Amended and Restated Credit Agreement.

          Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

          2.     Pledge. As security for the payment of all Liabilities, each Pledgor hereby pledges to the Administrative Agent for the benefit of itself and the other Secured Parties, and grants to the Administrative Agent for the benefit of itself and the other Secured Parties a continuing security interest in, all of the following:

          A. All of the shares of stock and other securities described in Schedule I hereto listed under such Pledgor’s name, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B. All additional shares of stock of any of the Issuers listed in Schedule I and all additional shares of stock of any other Restricted Subsidiary of any Pledgor hereto at any time and from time to time acquired by any Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

U.S. Pledge Agreement

          C. All of the indebtedness described in Schedule II hereto listed under such Pledgor’s name, all Subsidiary Notes, instruments and chattel paper, if any, representing the same, all substitutes therefor or additions thereto, and any interest, products, proceeds or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, Subsidiary Notes, instruments and chattel paper; and

          D. All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the “Collateral”.

          Each Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of such Pledgor; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by each Pledgor separate and apart from its other property and in express trust for the Administrative Agent. In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

     3.     Warranties; Further Assurances. Each Pledgor warrants to the Administrative Agent and each Lender that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession by the Administrative Agent, the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party which has not been obtained, made or taken is required, for (i) the grant by such Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the securities pledged hereunder by laws affecting the offering and sale of securities generally; (d) all shares of stock referred to in Schedule I hereto will be in certificated form, and will be duly authorized, validly issued, fully paid and non-assessable; (e) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (f) the information contained in Schedule I hereto is true and accurate in all respects and reflects all equity interests owned by such Pledgor in any entity organized in the United States; and (g) the information contained in Schedule II hereto is true and accurate in all respects, and reflects all indebtedness owed to such Pledgor from any Borrower or any Restricted Subsidiary organized in the United States.

          So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Secured Party with respect to the creation of any Liabilities, each Pledgor (i) shall not (except as otherwise permitted pursuant to the Amended

U.S. Pledge Agreement

and Restated Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or (y) sell, assign, exchange, pledge or otherwise transfer, encumber, release, or grant any right to purchase the Subsidiary Notes or Subsidiary Security Agreements of any Maker which is pledged hereunder, or (z) otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) as to each Issuer whose name appears on Schedule I hereto, shall continue to own and keep pledged hereunder not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (iii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iv) will execute and deliver to the Administrative Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; (v) will upon the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default, notify each issuer of the indebtedness pledged hereunder that such indebtedness is subject to the security interest granted hereunder; and (vi) will furnish the Administrative Agent or any Secured Party such information concerning the Collateral as the Administrative Agent or such Secured Party may from time to time reasonably request, and will permit the Administrative Agent or any Secured Party or any designee of the Administrative Agent or any Secured Party, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Pledgor which pertain to the Collateral as set forth in Section 10.2 of the Amended and Restated Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

          4.     Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral. The Administrative Agent may at any time make any and all filings deemed reasonably necessary in furtherance of this Agreement and the purposes hereof, including without limitation, Uniform Commercial Code financing statements (which may be filed in advance of the Amendment Effective Date) in all appropriate jurisdictions, which financing statements may describe the collateral pledged by each Pledgor as “all assets” of such Pledgor.

U.S. Pledge Agreement

          5.     Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

          A. Each Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by a Pledgor of stock purchase or subscription rights may be made only from funds of such Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral constituting stock or any part thereof for any purpose; provided, however, that each Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Collateral or any part thereof.

          B. The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral constituting stock which are paid in cash by any Issuer if such dividends are permitted by the Amended and Restated Credit Agreement, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

          D. Subject to any restrictions contained herein or in any other Loan Document, each Pledgor shall be entitled to (a) collect all regular payments made or proceeds received with respect to Collateral constituting the Subsidiary Notes and (b) enforce and prosecute all rights and remedies available under any of the Subsidiary Notes or Subsidiary Security Agreements.

          (b)  Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to Section 5(a)(B) hereof, and all rights of the Pledgors to receive payments pursuant to Section 5(a)(D) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this

U.S. Pledge Agreement

paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

          6.     Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgors therein and thereto, at any public or private sale or brokers’ board and (ii) bid for and purchase any or all of the Collateral at any such public sale; (b) shall have the right, for and in the name, place and stead of the Pledgors, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and (c) may, with respect to the Collateral consisting of Subsidiary Notes, declare the underlying loans immediately due, payable and collectible without notice to any Pledgor, regardless of maturity, and in that event the underlying loans and obligations shall become immediately due, payable, and collectible; and thereupon the Administrative Agent may then or at any time thereafter, in addition to the remedies of the Administrative Agent and Lenders set forth in the Amended and Restated Credit Agreement, collect from any Pledgor any payments or collections theretofore received by such Pledgor pursuant to Section 5(a)(D) hereof, or sell assign, transfer and deliver the whole of the Collateral consisting of Subsidiary Notes, or any part thereof, or additions thereto, or substitutions therefor, in such order as the Administrative Agent may elect, at public or private sale, at such price or prices, and upon such terms and conditions as the Administrative Agent in its sole and absolute discretion may determine, without demand, advertisement, or notice of any kind. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by certified or registered mail at least twenty (20) days before such disposition, postage prepaid, addressed to the Company, either at the address of the Company shown below, or at any other address of the Company appearing on the records of the Administrative Agent. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

          The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or

U.S. Pledge Agreement

deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          7.     General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as any Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

          All notices hereunder shall be in writing (including, without limitation, facsimile transmission) and shall be sent to the applicable party at, in the case of each Pledgor, its address set forth below its signature on the U.K. Guaranty, and in the case of the Administrative Agent, at its address set forth below its signature to the Amended and Restated Credit Agreement, and in each case, at such other address as such party may, by written notice received by the other parties hereto, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given [three Business Days after] the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been given when received.

          Each Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or wilful misconduct. Each of the Pledgors agrees to pay all reasonable expenses (including reasonable attorney’s fees and legal expenses) paid or incurred by the Administrative Agent or any Lender in endeavoring to collect the Obligations of such Pledgor, or any part thereof, and in enforcing this Agreement against such Pledgor, and such obligations will themselves be obligations hereunder.

          No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          All obligations of the Pledgors and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights,

U.S. Pledge Agreement

powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

          This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall remain in full force and effect until all obligations under the Facilities have been paid in full and all commitments thereunder, Letters of Credit and Hedging Agreements entered into with a Lender or an affiliate thereof have terminated. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender to any of the obligations under the Facilities is or must be rescinded or returned by the Administrative Agent or such Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor), such obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such obligations, all as though such application by the Administrative Agent or such Lender had not been made.

          This Agreement shall be binding upon each Pledgor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Pledgor and the Administrative Agent and the successors and assigns of the Administrative Agent.

          This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.

U.S. Pledge Agreement

EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS HOLLINGER INTERNATIONAL INC, 712 FIFTH AVENUE, NEW YORK, NEW YORK, 10019, USA, (THE “PROCESS AGENT”), ATTENTION: MARK KIPNIS, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH LITIGATION, SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO EACH PLEDGOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH PLEDGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PERSON SPECIFIED IN, OR PURSUANT TO, THE AMENDED AND RESTATED CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          EACH OF THE PLEDGOR, THE ADMINISTRATIVE AGENT AND, BY ACCEPTING THE BENEFITS HEREOF, EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          All payments to be made by any Pledgor to any person hereunder shall be made free and clear of, and without deduction or withholding for or on account of, tax unless such Pledgor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Pledgor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

U.S. Pledge Agreement

          The obligations of each Pledgor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum was originally denominated (the “Original Currency”), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, each Pledgor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to such Pledgor.

U.S. Pledge Agreement

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

DEEDTASK LIMITED

By:

Name:

Title:

Address:	1 Canada Square
Canary Wharf
London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House,
45 King William Street
London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street
Toronto
Ontario M5C 2B7

Facsimile No.:	(416) 364-0832
Attention:	Jack Boultbee

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue
Chicago
Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.S. Pledge Agreement

CREDITSCHEME LIMITED

By:

Name:

Title:

Address:	1 Canada Square
Canary Wharf
London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House,
45 King William Street
London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street
Toronto
Ontario M5C 2B7

Facsimile No.:	(416) 364-0832
Attention:	Jack Boultbee

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue
Chicago
Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.S. Pledge Agreement

WACHOVIA BANK, N.A.,
as Administrative Agent

By:

Name:

Title:

Address:	One Wachovia Center,
301 South Charlotte, NC 28288-0604

Facsimile No.:	(704) 374-4092
Attention:	Joe Mynatt

U.S. Pledge Agreement

SCHEDULE I
TO U.S. NEWCO PLEDGE AGREEMENT

STOCK

DEEDTASK LIMITED

ISSUER	Cert #	No. of Shares	%	Total Outstanding

LHAT Corporation	A-1	61 Class A Preferred Stock	59.2%	103

CREDITSCHEME LIMITED

ISSUER	Cert #	No. of Shares	%	Total Outstanding

LHAT Corporation	A-2	42 Class A Preferred Stock	40.8%	103

SCHEDULE II
TO U.S. NEWCO PLEDGE AGREEMENT

SUBSIDIARY NOTES

NIL

U.S. Pledge Agreement